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EXHIBIT 99.1

DOWNEY FINANCIAL CORP.
N E W S R E L E A S E	For further information contact: Thomas E. Prince Chief Financial Officer (949)509-4440

DOWNEY FINANCIAL CORP. ANNOUNCES
THIRTEEN MONTH SELECTED FINANCIAL DATA

          Newport Beach, California – September 16, 2003 – Downey Financial Corp. (NYSE: DSL) today released monthly selected financial data for the thirteen months ended August 31, 2003.

          Downey Financial Corp. is the parent company of Downey Savings and Loan Association, F.A., with assets of $11.6 billion and 168 branches throughout California and three in Arizona.

Table of Contents

DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
Monthly Selected Financial Data (Unaudited)
At August 2003 – August 2002

	Aug. 31,	Jul. 31,	Jun. 30,	May 31,	Apr. 30,	Mar. 31,	Feb. 28,	Jan. 31,	Dec. 31,	Nov. 30,	Oct. 31,	Sep. 30,	Aug. 31,
(Dollars in Thousands)	2003	2003	2003	2003	2003	2003	2003	2003	2002	2002	2002	2002	2002

Balance sheet summary
Total assets	$11,573,154	$11,584,072	$11,947,550	$11,536,822	$11,419,191	$11,437,923	$11,585,462	$11,920,812	$11,978,151	$11,860,286	$11,814,073	$12,518,418	$11,390,805
Loans receivable held for investment	9,740,965	9,922,699	10,049,361	9,667,703	9,845,244	10,040,006	10,197,870	10,262,273	10,322,637	10,317,276	10,176,620	10,000,420	9,986,862
Loans held for sale, at lower of cost or fair value	467,857	732,849	721,929	771,876	777,408	633,676	477,196	614,497	652,052	624,962	756,236	665,587	610,767
Mortgage-backed securities available for sale,
at fair value	1,608	1,667	1,736	1,757	1,787	1,875	1,936	2,008	2,253	2,284	2,309	1,019,030	3,467
Cash and investment securities (a)	1,049,918	565,506	689,269	588,861	508,191	477,451	612,344	744,105	707,655	612,735	584,841	541,866	512,521
Trading securities	-	-	201,781	229,824	-	-	-	-	-	-	-	-	-
Deposits	8,948,050	9,074,889	8,895,452	8,996,356	8,988,854	8,997,558	8,900,813	9,131,221	9,238,350	9,346,898	9,235,711	9,056,932	8,936,964
Federal Home Loan Bank advances and
other borrowings	1,227,034	1,238,568	1,675,971	1,375,977	1,262,850	1,300,850	1,524,550	1,649,050	1,624,084	1,361,323	1,438,267	1,869,789	1,402,809
Capital securities	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000	120,000
Non-performing assets as a % of total assets	0.53%	0.54%	0.56%	0.60%	0.64%	0.66%	0.72%	0.71%	0.67%	0.70%	0.74%	0.71%	0.75%
Loan activity for the month ended
Loans for investment portfolio:
Originations and purchases:
Residential one-to-four units	$ 301,473	$ 294,831	$ 790,359	$ 226,406	$ 206,603	$ 213,936	$ 238,381	$ 253,943	$ 344,259	$ 438,285	$ 453,911	$ 241,630	$ 283,207
Residential one-to-four units – subprime	17,386	19,743	17,813	21,536	24,627	16,992	30,867	28,629	34,579	31,665	46,388	36,160	55,143
All other	31,212	45,493	28,887	19,144	30,376	21,340	12,492	17,323	35,037	6,679	19,393	10,095	18,583
Repayments	(533,809)	(494,960)	(458,684)	(440,605)	(453,032)	(420,438)	(346,609)	(360,565)	(397,401)	(347,365)	(345,541)	(276,728)	(327,564)
Loans for sale:
Originations and purchases	477,987	770,674	738,620	702,407	720,127	590,803	450,124	566,220	657,812	614,291	769,006	661,000	607,571
Sales	(740,832)	(731,763)	(785,865)	(717,205)	(575,301)	(432,705)	(587,886)	(603,575)	(632,269)	(745,848)	(673,969)	(604,877)	(564,948)
Mortgage loans serviced for others
Total	$9,010,114	$8,894,054	$8,980,037	$8,745,281	$8,544,614	$8,535,480	$8,568,387	$8,368,485	$8,316,236	$8,116,981	$7,795,727	$7,502,157	$7,436,673
With capitalized mortgage servicing rights: (b)
Amount	8,949,903	8,835,062	8,916,259	8,677,682	8,472,550	8,460,152	8,490,821	8,257,320	8,036,393	7,786,906	7,439,569	7,355,700	7,223,015
Weighted average interest rate	5.93%	6.02%	6.12%	6.20%	6.28%	6.35%	6.40%	6.45%	6.51%	6.58%	6.65%	6.71%	6.75%
Interest rate spread data (c)
Weighted average yield:
Loans and mortgage-backed securities	5.08%	5.18%	5.24%	5.37%	5.45%	5.53%	5.65%	5.77%	5.83%	5.88%	5.95%	6.00%	6.00%
Trading and investment securities (a)	2.52	2.58	2.72	3.12	3.11	3.38	3.63	3.35	3.51	4.28	3.57	3.05	3.96

Interest-earning assets yield	4.87	5.08	5.08	5.24	5.37	5.46	5.56	5.64	5.72	5.82	5.87	5.90	5.93

Weighted average cost:
Deposits	1.64	1.71	1.81	1.85	1.95	2.01	2.06	2.23	2.31	2.34	2.49	2.55	2.64
Federal Home Loan Bank advances and
other borrowings	4.54	4.50	3.68	4.19	4.54	4.50	4.04	3.83	3.88	4.36	4.25	3.76	4.34
Capital securities	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00	10.00

Combined funds cost	2.08	2.14	2.20	2.25	2.36	2.42	2.44	2.56	2.63	2.68	2.81	2.84	2.95

Interest rate spread	2.79%	2.94%	2.88%	2.99%	3.01%	3.04%	3.12%	3.08%	3.09%	3.14%	3.06%	3.06%	2.98%

(a)  Includes Federal Home Loan Bank stock, at cost.
(b)  Excludes loans sold or securitized prior to 1996 and loans temporarily sub-serviced without capitalized mortgage servicing rights.
(c)  Reflects month end contractual yields and costs and excludes adjustments for non-accrual loans, net deferred costs to originate loans and amortizations of premiums and discounts.